EXHIBIT 24.3

CENTEX DEVELOPMENT COMPANY, L.P.

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 250,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Josiah O. Low, III

Josiah O. Low, III Director

EXHIBIT 24.3

CENTEX DEVELOPMENT COMPANY, L.P.

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 250,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ David M. Sherer

David M. Sherer Director

EXHIBIT 24.3

CENTEX DEVELOPMENT COMPANY, L.P.

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 250,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Roger O. West

Roger O. West Director

EXHIBIT 24.3

CENTEX DEVELOPMENT COMPANY, L.P.

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 250,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Ventures Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ Stephen M. Weinberg

Stephen M. Weinberg Director